
SAGINAW
SAGINAW

RAND
LOGISTICS, INC.



Rand Logistics, Inc.
NASDAQ: RLOG
Investor Presentation
September 7, 2011



This presentation contains forward-looking statements. For all forward-looking statements, we claim the protection of the Safe Harbor for Forward-Looking Statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Future events and actual results, affecting our strategic plan as well as our financial position, results of operations and cash flows, could differ materially from those described in or contemplated by the forward-looking statements. Important factors that contribute to such risks include, but are not limited to, the effect of the economic downturn in our markets; the weather conditions on the Great Lakes; and our ability to maintain and replace our vessels as they age.

For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Rand's Annual Report on Form 10-K as filed with the Securities and Exchange Commission on June 29, 2011.


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RAND LOGISTICS, INC.



Executive Summary

Introduction



- **Laurence S. Levy, Chairman & Chief Executive Officer**
  - Chairman of Hyde Park Holdings, an investment firm specializing in private equity investments since 1986
  - History of acquiring and building businesses, primarily in the logistics and infrastructure markets
- **Edward Levy, President**
  - 9 years as a Managing Director of CIBC World Markets Corp.
  - 6 years of actively managing a private equity fund for CIBC
  - 4 years as Co-head of CIBC's Leveraged Finance Group
- **Captain Scott F. Bravener, Director & President**
  - More than 15 years as Lower Lakes' President and CEO
  - Over 25 years experience in Great Lakes shipping industry
- **Joseph W. McHugh Jr., Chief Financial Officer**
  - Over 25 years of CFO/Controllership experience in middle market manufacturing and service companies
  - Significant experience in closing complex financings, acquisitions and divestitures, as well as SEC and Lender Financial Reporting
- Management and Directors collectively own approximately 13% of the Company

RAND LOGISTICS, INC.

Company Overview



- Leading provider of dry bulk commodities freight shipping services throughout the Great Lakes.
- Over 95% of business under long-term contract insulates from any significant pricing pressure.
- High barriers to entry.
- Increasing market share, due to cost-efficient operating model, size and composition of fleet (i.e. river class, bow booms) and scheduling flexibility.
- Strategy of diversifying and balancing products carried and end markets served.
- Fuel surcharges protect against rising fuel prices.
- Strong track record of accretive acquisitions.

RAND LOGISTICS, INC.

Recent Developments



DATE	EVENT	STATUS
Feb 2011	KKIS Acquisition (2 vessels)	– Integration complete – Vessels performing better than projected
May 2011	Michipicoten Engine Repowering	– Vessel operating consistent with expectations
July 2011	Maritime Trader Acquisition (1 vessel)	– Acquisition complete – Vessel sailed August 6, 2011

- **Management believes the July 2011 acquired vessel will be fully utilized in servicing identified existing and new customer demand**

RAND LOGISTICS, INC.


RAND
LOGISTICS, INC.
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Investment Highlights



Favorable Asset Mix


CUYAHOGA

Self-Unloading Bulk Carriers (12)

- Most efficient means of shipping on the Great Lakes.
- Faster to load and unload; no on-shore operators; ideal for short hauls.
- Represents over 85% of Rand's capacity.



Bulk Carriers (3)

- Ideal for long duration grain shipments and iron ore backhaul.
- Cheaper to operate over long distances; requires land-side operators to unload.
- Limited market competition, 19 Canadian vessels versus 120 two decades ago.

Note: Vessel counts include both River Class and Mid Class vessels

RAND LOGISTICS, INC.

High Barriers to Entry

- Jones Act
  - Limits competition to domestically constructed vessels and local operators.
- Jones Act Compliant New Builds Not Economically Feasible
  - Current freight rates and construction costs do not justify investment.
  - Last self-propelled Great Lakes vessel built 20 years ago.
  - Fresh water use extends vessel life.
- Foreign builds for Canadian flagged river class market not economically feasible.



RAND LOGISTICS, INC.

Favorable Market Demand Imbalance





Annual Self-Unloader River Class Carrying Capacity
versus Great Lakes Flag Limestone Carriage
43
38
33
28
23
18
Tons (mm)
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
15-YEAR AVERAGE ANNUAL LIMESTONE CARRIAGE – Great Lakes
ANNUAL LIMESTONE CARRIAGE – Great Lakes
ANNUAL RIVER CLASS CARRYING CAPACITY (EST.)
16 BOATS
10 BOATS

RAND LOGISTICS, INC.



Leading Self-Unloader Market Share



U.S. Flag Great Lakes
River Class Fleets



Rand

American Steamship

Interlake Steamship

Key Lakes, Inc.



Canadian Flag Great Lakes
River Class Fleets



Rand

Algoma Central

Upper Lakes Shipping

RAND
LOGISTICS, INC.



Diversified Freight & Customers

Long-term contracts provide insulation from any significant pricing pressure.

Sample Key Customers:

Anheuser-Busch, Morton Salt, Georgia-Pacific, Oldendorff Carriers (ON), Carmeuse Natural Chemicals, Casco, Koch Industries Inc, Essar Steel, Cleveland-Cliffs, Sifto, Cargill, ADM, Parrish & Heimbecker, Limited, Essroc, Lafarge, Bunge, ArcelorMittal, St Marys

Cargo Mix FY2011



Slag 1.0%
Pet Coke 0.6%
Oxide 0.5%
Coke 0.4%
Grain 10.8%
Salt 13.3%
Aggregates 42.5%
Ore 14.9%
Coal 16.0%
Aggregates
Coal
Ore
Salt
Grain
Slag
Pet Coke
Oxide
Coke

RAND LOGISTICS, INC.



Able to Leverage Customer Network

Existing customer network based on long-term relationships create operating efficiencies and limits competitor penetration



Coal, Coke, Slag
Stone
Salt, Coal, Stone
Iron, Ore
Grain
Stone Quarries
MINNESOTA
LAKE SUPERIOR
Thunder Bay
Duluth
Superior
Marquette
WISCONSIN
Escanaba
Green Bay
Milwaukee
Chicago
LAKE MICHIGAN
MICHIGAN
Manistee
Ludington
Muskegon
Grand Haven
Holland
Charlevoix
Port Inland
Drummond Island
Brevort
Cedarville
Calcite
Stoneport
Alpena
Sault Ste. Marie
Bruce Mines
Thessalon
Meldrum Bay
Badgeley Island
LAKE HURON
ONTARIO
Midland
Goderich
Saginaw
Sarnia
Marysville
Detroit
Windsor
Toledo
Marblehead
LAKE ERIE
Cleveland
Ashtabula
Conneaught
Nanticoke
Hamilton
Toronto
LAKE ONTARIO
Port Colborne
Buffalo
NEW YORK
ILLINOIS
INDIANA
OHIO
PENNSYLVANIA

RAND LOGISTICS, INC.


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RAND
LOGISTICS, INC.



Financial Review

Business Economic Model Metrics



	12 Months Ended March 31, 2011	3 Months Ended June 30, 2011	3 Months Ended June 30, 2010
Sailing Days	3,338	1,065	1,023
Freight Revenue/Sailing Day	$27,092	$28,821	$27,767
Vessel Operating Expenses less Fuel and Other Surcharge Revenue/Sailing Day	$16,988	$16,192	$16,875
Repairs and Maintenance Expenses/Sailing Day	$1,635	$776	$43
G&A (in millions)	$9.9	$3.0	$2.4
Average F/X Rate	$0.984USD/CAD	$1.033USD/CAD	$0.973USD/CAD

RAND LOGISTICS, INC.

Summary Historical Financial Results



- Consistently generating profit growth from operational improvements across the fleet and capital expenditures in prior periods



Marine Freight Rev/Day
Vessel Operating Exp/Day*
G&A/Day **
Repair & Maintenance/Day
30,000
25,000
20,000
15,000
10,000
5,000
0
$/Day
$23,417
$17,264
$2,973
$1,246
$24,622
$19,025
$3,704
$1,333
$27,266
$16,583
$3,222
$1,640
$27,087
$15,763
$2,934
$1,692
$27,092
$16,988
$2,963
$1,635
$27,452
$16,771
$3,112
$1,846
FY2007
FY2008
FY2009
FY2010
FY2011
LTM June 2011

Sailing Days	2,714	2,883	3,148	3,143	3,338	3,380

* Vessel Operating Exp is net of fuel surcharge revenue
** G&A excludes Lender Amendment Fee in FY2010

RAND LOGISTICS, INC.

Trailing 12-month Operating Income Before D&A




Operating Income Plus Depreciation and Amortization*
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
FY07 Q4
FY08 Q1
FY08 Q2
FY08 Q3
FY08 Q4
FY09 Q1
FY09 Q2
FY09 Q3
FY09 Q4
FY10 Q1
FY10 Q2
FY10 Q3
FY10 Q4
FY11 Q1
FY11 Q2
FY11 Q3
FY11 Q4
FY12 Q1
FY13 Q1 **
Trailing 12-month Operating Income plus Depreciation and Amortization

* Excludes Lender Amendment Fee of $446K incurred in FY2010 and $1.2 million of acquisition related costs in FY2011

** Based on full year of operation of the Michipicoten but excluding impact from July 2011 vessel acquisition

RAND LOGISTICS, INC.



Growth Initiatives – Vessel Repowering

- SS Michipicoten repowering project, which began in December 2010 was completed at the end of May 2011.
- We are expecting an unlevered ROIC in the mid-teens on this investment. The project benefits include:
  - Reduced manning
  - Lower fuel costs
  - Greater speed
  - Maintenance holiday
- Including this repowering project, over the past six years, Rand has invested more than $70 million of capital into its vessels to improve their efficiency and extend their useful life

RAND LOGISTICS, INC.

Growth Initiatives - KKIS Acquisition



- We recently announced the acquisition of two Jones Act compliant, self-unloading integrated tug/barge units from KK Integrated Shipping.
- The acquisition of these vessels allows us to continue modernizing our fleet and expand at a price well below replacement cost.
- These vessels are in excellent structural condition and their addition to our fleet does not require us to add any shore side SG&A.
- Given our current order book as well as additional customer demand expected in conjunction with the KKIS acquisition, the two vessels are currently fully contractually booked for the upcoming sailing season.
- The acquisition was structured with $35.5 million cash paid at closing, (including $31.0 million financed with third party debt), $5.1 million of attractively priced junior seller paper and 1.306 million shares of the Company's common stock.
- We expect that this acquisition will add between $.25 to $.30 in free cash flow per common share for our fiscal year ending March 31, 2012.

RAND LOGISTICS, INC.



Fiscal Year 2012 Earnings Outlook

- The highly strategic KKIS acquisition and our vessel repowering is allowing us to optimize the utilization of our entire fleet and better serve the needs of our customer network.
- Assuming a full sailing season of the Michipicoten, we are projecting operating income plus depreciation and amortization will be between $34 and $36 million and that free cash flow per common share will be between $1.15 and $1.30 for the twelve months ending June 30, 2012.
- Potential to see free cash flow per common share increase by a further 10% for the year ending March 31, 2013 (before accounting for the July 2011 vessel acquisition).
- We remain committed to evaluating and pursuing a variety of in-market growth opportunities which will enhance our competitive position.

RAND LOGISTICS, INC.



Earnings Bridge Analysis

- The following chart highlights the company's FY2011 financial results and provides FY2012 guidance



$40
$35
$30
$25
$20
$15
$10
$5
$0
$19.6
($1.4)
$25.0
$2.2
$7.0
FY2011 Actual EBITDA*
Incentive comp
FY11 Actual Excluding Operating Issues
Mich Repowering
KK EBITDA
FY2012 Guidance **
FY2012 Free Cash Flow Guidance**

As of March 31, 2011, Rand had tax loss carry forward of $43.0 Million

* Excludes $1.2 million of acquisition related costs in FY2011
** Based on full year of operation of the Michipicoten

RAND LOGISTICS, INC.

Capital Structure



(U.S. Dollars 000's)	March 31, 2011	June 30, 2011
Cash and cash equivalents	$4,508	$4,762
Total current assets	$16,183	$35,407
Total assets	$215,510	$235,811
Revolver outstanding (seasonal)	$0	$22,058
Long-term debt (includes current portion)	$112,171	$111,280
Preferred stock, $.0001 par value Authorized 1,000,000 shares Issued and outstanding 300,000 shares	$14,900	$14,900
Total stockholders' equity	$58,329	$61,873
F/X Rate at the end of period	$1.031USD/CAD	$1.037USD/CAD